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                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers of Wachovia Corporation (the "Corporation"), and each of us, do hereby appoint Kenneth W. McAllister and William M. Watson, Jr., and each of them (either of whom may act without the consent or joinder of the other), our true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for us and in our name, place and stead, in the capacities set forth opposite our names, to execute and file a Registration Statement on Form S-4, or other applicable form, relating to one or more offerings of the Corporation's common stock, with the Securities and Exchange Commission, and to sign and file any and all amendments (including post-effective amendments) to the Registration Statement, with any exhibits and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to take all actions necessary to effect the purposes of this Power of Attorney, as fully to all intents and purposes as we might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         This the 14th day of December 1999.



/s/ Robert S. McCoy, Jr.                       Vice Chairman and
________________________________________       Chief Financial Officer
Robert S. McCoy, Jr.



/s/ Donald K. Truslow                          Senior Executive Vice President,
________________________________________       Comptroller, and Treasurer
Donald K. Truslow




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                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of Wachovia Corporation, and each of us, do hereby appoint Kenneth W. McAllister and William M. Watson, Jr., and each of them (either of whom may act without the consent or joinder of the other), my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to file a Registration Statement on Form S-4 or other applicable form, relating to one or more offerings of the Corporation's common stock, with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, we have each executed this Power of Attorney as of the 22nd day of October 1999.


/s/ L.M. Baker, Jr.                        /s/ James S. Balloun
-----------------------------------        ------------------------------------
L.M. Baker, Jr.                            James S. Balloun


/s/ Peter C. Browning                      /s/ John T. Casteen, III
-----------------------------------        ------------------------------------
Peter C. Browning                          John T. Casteen, III


/s/ John L. Clendenin                      /s/ Thomas K. Hearn, Jr.
-----------------------------------        ------------------------------------
John L. Clendenin                          Thomas K. Hearn, Jr.


/s/ George W. Henderson, III               /s/ W. Hayne Hipp
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George W. Henderson, III                   W. Hayne Hipp


/s/ Robert A. Ingram                       /s/ George R. Lewis
-----------------------------------        ------------------------------------
Robert A. Ingram                           George R. Lewis


/s/ Elizabeth Valk Long                    /s/ John G. Medlin, Jr.
-----------------------------------        ------------------------------------
Elizabeth Valk Long                        John G. Medlin, Jr.


/s/ Lloyd U. Noland, III                   /s/ Morris W. Offit
-----------------------------------        ------------------------------------
Lloyd U. Noland, III                       Morris W. Offit


/s/ John C. Whitaker, Jr.                  /s/ Sherwood H. Smith, Jr.
-----------------------------------        ------------------------------------
John C. Whitaker, Jr.                       Sherwood H. Smith, Jr.